EXHIBIT 99.6
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                               The 1115 Agreement


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         Item 1115 Agreement dated as of April 27, 2007 (this "Agreement"), between IndyMac Bank, F.S.B., a federal savings bank ("IndyMac Bank"), IndyMac MBS, Inc., a Delaware corporation ("IndyMac MBS" or the "Depositor"), and Credit Suisse International, as counterparty (the "Counterparty").

                                    RECITALS

              WHEREAS, IndyMac MBS has filed a Registration Statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed notes and/or certificates (the "Securities") through Mortgage Loan Trust 2007-FLX3 (the "SPV").

              WHEREAS, on the closing date (the "Closing Date") of the transaction pursuant to which the Securities are offered (the "Transaction"), the Counterparty and the SPV will enter a derivative agreement (the "Derivative Agreement"), pursuant to which Counterparty and the SPV will enter into one or more interest rate swaps (caps) for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of either the SPV or a swap or corridor contract administrator (each, an "Administrator").

              NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.    Definitions

              Company Information: As defined in Section 4(a)(i).

              Company Financial Information: As defined in Section 2(a)(ii).

              Depositor: Means IndyMac MBS with respect to the related Registration Statement for which the entity is the registrant.

              GAAP: As defined in Section 3(a)(v).

              EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

              Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

              Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

              IFRS: Has the meaning set forth in Section 3(a)(v).

              Master Agreement: The ISDA Master Agreement between the Counterparty and SPV (or on behalf of the SPV), dated April 27, 2007.

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              Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

              Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

              Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.    Information to be Provided by the Counterparty.

       (a)    Prior to printing the related Prospectus Supplement,

              (i) the Counterparty shall provide to the Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                     (A)    the Counterparty's legal name (and any d/b/a);

                     (B)    the organizational form of the Counterparty;

                     (C) a description of the general character of the business of the Counterparty;

                     (D) if requested in writing by IndyMac Bank, a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                            (1)    Deutsche Bank National Trust Company;

                            (2) any originator identified to the Counterparty by IndyMac Bank;

                            (3)    any enhancement or support provider
                                   identified to the Counterparty by IndyMac
                                   Bank; and

                            (4)    any other material transaction party
                                   identified to the Counterparty by IndyMac
                                   Bank.

              (ii) if requested by the Depositor in the event the "significance percentage" under Regulation AB equals or exceeds 8% (as determined by IndyMac Bank in good faith) for the purpose of compliance with Item 1115(b) with

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                     respect to a Transaction (prior to the Depositor taking the steps necessary to suspend its obligation to file Exchange Act Reports with respect to the SPV under Sections 13 and 15(d) of the Exchange Act, in accordance with the requirements of Regulation AB), the Counterparty shall:

                     (A) provide the financial data in form and substance required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to the Counterparty) with respect to the Counterparty, any affiliated entities providing derivative instruments to the SPV and any entities guaranteeing the obligations of either the Counterparty or any affiliate entity providing derivative instruments to the SPV (a "Counterparty Guarantor") (the "Company Financial Information"), in a form appropriate for use or incorporation by reference in the Prospectus Supplement and, if applicable, in a form suitable for conversion into an EDGAR-compliant form; and

                     (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

       (b) Following the Closing Date with respect to a Transaction, and until the Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports with respect to the SPV under Sections 13 and 15(d) of the Exchange Act,

              (i) if requested by IndyMac Bank in writing, then no later than March 1 of each calendar year, the Counterparty shall (1) notify the Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the Depositor) and (2) provide to the Depositor a description of such affiliations or relationships as described in Section 2(b)(i)(1);

              (ii) if the Counterparty provided Company Financial Information to the Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) in form and substance as required under Item 1115(b) of Regulation AB to the Depositor for incorporation by reference in the Exchange Act reports of the Depositor or in a form suitable for conversion into an EDGAR-compliant form, and (2) if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing of such financial statements in the Exchange Act Reports of the SPV; and

              (iii) if the Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with
                     Item 1115(b) of Regulation AB following the Closing Date in the event the "significance

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                     percentage" under Regulation AB equals or exceeds 8% (as
                     determined by IndyMac Bank in good faith), the Counterparty shall upon five Business Days written notice either (A),
                     (1) provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) in form and substance as required under Item 1115(b) of Regulation AB to the Depositor for incorporation by reference in the Exchange Act Reports of the Depositor or in an EDGAR-compliant form, (2) if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) in form and substance as required under Item 1115(b) of Regulation AB to the Depositor for incorporation by reference in the Exchange Act Reports of the Depositor or in a form suitable for conversion into an EDGAR-compliant form and if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below or (c) if permissible under Regulation AB, procure a guarantee of Counterparty's obligations under the Derivative Agreement that meets the requirements of Regulation AB.

Section 3.    Representations and Warranties and Covenants of the Counterparty.

       (a) The Counterparty represents and warrants to the Depositor, as of the date on which information is first provided to the Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the Depositor prior to such date:

              (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (including Company Financial Information of any Counterparty Guarantor) (if applicable) are independent registered public accountants as required by the Securities Act.

              (ii) If applicable, with respect to the Counterparty and each Counterparty Guarantor, either (I) the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty or such Counterparty Guarantor, as applicable and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the

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                     supporting schedules included in the Company Financial
                     Information present fairly in accordance with GAAP the information required to be stated therein or (II) if the Counterparty or Counterparty Guarantor has adopted International Financial Reporting Standards and International Accounting Standards (collectively "IFRS") for the purpose of preparing its financial statements, the Company Financial Information present fairly the consolidated financial position of the Counterparty or such Counterparty Guarantor, as applicable and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with IFRS applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with IFRS the information required to be stated therein and such Company Financial Information has been reconciled with GAAP.

              (iii) The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

              (iv) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into the ISDA Master Agreement so that the SPV who is a beneficiary of the ISDA Master Agreement shall be an express third party beneficiary of this Agreement.

Section 4.    Indemnification; Remedies

       (a) Each of the Counterparty and any Counterparty Guarantor shall indemnify IndyMac Bank and the Depositor; each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for the execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors,

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              officers, employees and agents of each of the foregoing; and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

              (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty or any Counterparty Guarantor (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (ii) any failure by the Counterparty or any Counterparty Guarantor to deliver any information, report, certification, accountants' consent or other material or to assign or procure a guarantee of (if permitted under Regulation AB) the Derivative Agreement when and as required under Section 2; provided that this indemnity shall have effect only in the event that the "significance percentage under Regulation AB equals or exceeds 10% (as determined by IndyMac Bank in good faith).

              In the case of any failure by Counterparty or Counterparty Guarantor of performance described in clause (a)(ii) of this Section, the Counterparty shall promptly reimburse the Depositor and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' consent or other material not delivered as required by the Counterparty.

       (b) In addition to the indemnification provisions above, the SPV (as a third party beneficiary of this Agreement) will have the additional remedies set forth in the Derivative Agreement.

Section 5.    Miscellaneous.

       (a) Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such permitted entity provided the Counterparty has received

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              written confirmation from IndyMac Bank that no amendment to this
              Agreement is necessary. The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

       (b)    Construction. Throughout this Agreement, as the context requires,
              (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
              (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

       (c) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

       (d) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of the SPV or any Administrator.

       (e) Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement, shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

       (f) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

       (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       (h) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

       (i) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

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       (j)    Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

       (k) Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Agreement, and acknowledges that this waiver is a material inducement to the other party's entering into this Agreement hereunder.

       (l) Jurisdiction. With respect to any suit, action or proceeding relating to this Agreement, each party irrevocably submits to the jurisdiction of courts in the State of New York and the United States District Court located in the Borough of Manhattan in New York City.

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              IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         INDYMAC MBS, INC.



                                         By:  /s/ Jill Jacobson
                                              ----------------------------------
                                              Name:    Jill Jacobson
                                              Title:   Vice President


                                         INDYMAC BANK, F.S.B.



                                         By:  /s/ Jill Jacobson
                                              ----------------------------------
                                              Name:    Jill Jacobson
                                              Title:   Vice President


                                         CREDIT SUISSSE INTERNATIONAL


                                         By:  /s/ Barry Dixon
                                              ----------------------------------
                                              Name:    Barry Dixon
                                              Title:   Authorized Signatory


                                         By:  /s/ Thelma Loshkajian
                                              ----------------------------------
                                              Name:    Thelma Loshkajian
                                              Title:   Authorized Signatory

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